UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2004


                             PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-31898


          Delaware                                               03-0376558
  (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                            Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN                          38132
 (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 348-4100

Item 5.  Other Events and Required FD Disclosure


     On March 8, 2004, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., issued a press release of its passenger traffic and capacity for February 2004. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)    Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Pinnacle Airlines, Inc. dated March 8, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PINNACLE AIRLINES CORP.
                                      (Registrant)

                                      By:  /s/ Curtis E. Sawyer
                                      ------------------------------------------
                                      Curtis E. Sawyer,
                                      Vice President and Chief Financial Officer


March 9, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Pinnacle Airlines, Inc. dated
                 March 8, 2004

                                                                   Exhibit 99.1


Pinnacle Airlines Releases February Traffic and Capacity

     Memphis, Tenn. March 8, 2004 -- Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp. (NASDAQ: PNCL) today reported traffic and capacity results for February 2004. During the month, Pinnacle generated 260.4 million Available Seat Miles (ASM's), an increase of 65% over the same month last year. In addition, Pinnacle transported 382,184 Customers, up 52.3.9%. Revenue Passenger Miles (RPM's) were up 79.2% to 157.4 million. Pinnacle's Load Factor was 60.4%, 4.7 points higher than February 2003.


                     Pinnacle Airlines February 2004 Traffic

       February 2004 Traffic
                                                2004                  2003               Change
         ASMs (000)                          260,400               157,794                65.0%
         RPMs (000)                          157,402                87,860                79.2%
         Load Factor                           60.4%                 55.7%                  4.7
         Passengers                          382,184               250,984                52.3%
      Year-To-Date Traffic
                                                2004                  2003               Change
         ASMs (000)                          520,910               328,071                58.8%
         RPMs (000)                          304,318               176,434                72.5%
         Load Factor                           58.4%                 53.8%                  4.6
         Passengers                          740,313               496,467                49.1%



Pinnacle Airlines, Inc., operates under the name Northwest Airlink and provides service to destinations in the United States and Canada. Pinnacle operates an all-jet fleet of Canadair 44 and 50-seat Regional Jets from Northwest hubs at Detroit, Memphis and Minneapolis - St. Paul. Pinnacle Airlines maintains its headquarters in Memphis, Tenn., and employs more than 2,400 People. For further information, visit our web-site at www.nwairlink.com.

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or on line from the Commission. Should one of more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

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